Exhibit 99.2

RAIT AND TABERNA

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following sets forth the unaudited pro forma condensed consolidated balance sheet of RAIT and Taberna as of September 30, 2006 and the unaudited pro forma condensed consolidated statements of income for the nine-month period ended September 30, 2006 and for the year ended December 31, 2005. The unaudited pro forma condensed consolidated financial information is presented as if the merger occurred on September 30, 2006 for balance sheet purposes and as of the beginning of the periods presented for income statement purposes. Taberna commenced operations on April 28, 2005; therefore, Taberna’s results of operations include the period from April 28, 2005 through December 31, 2005 and the nine-month period ended September 30, 2006.

The unaudited pro forma condensed consolidated financial statements included in this Current Report on Form 8-K are presented for illustrative purposes only and are not a measurement of the historical performance of the combined entity. This information includes various estimates and may not necessarily be indicative of the financial condition or results of operations that would have occurred if the merger had been completed on the date or at the beginning of the period indicated or which may be obtained in the future. This pro forma financial information does not reflect any operating efficiencies and cost savings RAIT may achieve as a result of the merger, nor any expenses associated with achieving those benefits. The unaudited pro forma condensed consolidated balance sheet and income statements and accompanying notes should be read in conjunction with the historical consolidated financial statements of RAIT, as previously filed with the SEC, and of Taberna included in Exhibits 99.3 and 99.4 to this Current Report on Form 8-K.

The statements contained in this filing may include forward-looking statements within the meaning of the U.S. federal securities laws. Although RAIT believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be achieved. As forward-looking statements, these statements involve risks and uncertainties that could cause actual results to differ materially from the expected results. These risks and uncertainties include, but are not limited to, uncertainties affecting real estate businesses generally, risks relating to acquisition activities and risks relating to leasing and re-leasing activities. Additional information on factors which could impact RAIT and the forward-looking statements contained herein, are detailed in RAIT’s filings with the SEC.

RAIT Financial Trust

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of September 30, 2006

(In 000’s, except share and per share information)

	RAIT Historical (A)	Taberna Historical (B)	Adjustments		Pro Forma Consolidated
Assets
Investments in securities	$—	$4,775,838	$(45,117	)(C)	$4,730,721
Investment in real estate loans and related receivables	1,036,659	4,169,795	(51,997	)(C)	5,154,457
Unconsolidated real estate interests	41,785	—	—		41,785
Consolidated real estate interests	47,732	—	—		47,732
Consolidated real estate interests held for sale	13,692	—	—		13,692
Cash and cash equivalents	43,661	46,748	(12,542	)(D)	77,867
Restricted cash	53,640	233,954	—		287,594
Warehouse deposits	—	50,504	—		50,504
Accrued interest receivable	16,543	82,592	—		99,135
Prepaid expenses and other assets	15,813	32,510	(6,490	)(C)	41,833
Deferred costs, net of accumulated amortization	—	185,221	(185,221	)(C)	—
Goodwill	887	—	116,200	(B)	117,087
Identifiable intangible assets	—	—	132,061	(C)	132,061

Total assets	$1,270,412	$9,577,162	$(53,106)		$10,794,468

Liabilities and Shareholder’s Equity
Indebtedness:
Unsecured line of credit	$335,000	$—	$—		$335,000
Mortgage securitization notes payable	—	3,842,928	(25,366	)(C)	3,817,562
Trust preferred obligations	—	518,968	2,610	(C)	521,578
CDO notes payable	—	4,174,218	(142,772	)(C)	4,031,446
Liabilities related to assets held for sale	7,122	—	—		7,122
Other senior debt	241,514	304,432	—		545,946

	583,636	8,840,546	(165,528)		9,258,654
Accrued interest payable	3,257	57,279	—		60,536
Accounts payable and accrued expenses	7,079	20,051	—		27,130
Dividends payable	20,272	17,293	—		37,565
Real estate loan escrows	43,218	—	—		43,218
Due to broker and other liabilities	—	48,414	(15,957	)(C)	32,457

Total liabilities	657,462	8,983,583	(181,485)		9,459,560
Minority interest	447	210,442	(98,969	)(C)	111,920
Series A preferred stock of RT Sub, $0.001 par value per share, 125 shares issued and outstanding (pro forma), $1,000 liquidation value per share	—	—	125	(C)	125

Shareholders’ Equity
Preferred shares, $0.01 par value per share, 25,000,000 shares authorized; 7.25% Series A Cumulative redeemable preferred shares, liquidation preference $25.00 per share; 2,760,000 shares issued and outstanding	28	—	—		28
Preferred shares, $0.01 par value per share, 25,000,000 shares authorized; 8.375% Series B Cumulative redeemable preferred shares, liquidation preference $25.00 per share; 2,258,300 shares issued and outstanding	23	—	—		23
Common shares, $0.01 par value per share, 200,000,000 shares authorized, 28,155,105 (historical) and 52,053,490 (pro forma) outstanding (including 486,043 unvested restricted shares discussed in note B)	281	432	(198	)(E)	515
Additional paid in capital	607,071	423,137	186,989	(E)	1,217,197
Accumulated other comprehensive income (loss)	(1,205)	(27,301)	27,301	(E)	(1,205)
Retained earnings	6,305	(13,131)	13,131	(E)	6,305

Total shareholders’ equity	612,503	383,137	227,223		1,222,863

Total liabilities and shareholders’ equity	$1,270,412	$9,577,162	(53,106)		$10,794,468

The accompanying notes are an integral part of this financial statement.

RAIT Financial Trust

Unaudited Pro Forma Condensed Consolidated Statement of Income

For the nine months ended September 30, 2006

(In 000’s, except share and per share information)

	RAIT Historical (A)	Taberna Historical (B)	Adjustments		Pro Forma Consolidated
Revenue:
Investment interest income	$71,776	$385,590	13,054	(F)	$470,420
Investment interest expense	(19,516)	(341,175)	(16,061	)(G)	(376,752)
Provision for loan loss	—	(4,575)	—		(4,575)
Change in fair value of free standing derivatives	—	11,813	—		11,813
Change in fair value of residential mortgage derivatives	—	(3,683)	—		(3,683)

Net interest margin	52,260	47,970	(3,007)		97,223
Rental income	9,553	—	—		9,553
Fee income and other	11,702	2,070	—		13,772

Total revenue	73,515	50,040	(3,007)		120,548
Expenses:
Compensation expense	5,552	11,106	157	(H)	16,815
General and administrative	3,158	6,121	—		9,279
Real estate operating expenses	5,461	—	—		5,461
Real estate interest expense	1,017	—	—		1,017
Depreciation expense	917	—	—		917
Amortization of intangible assets	—	—	23,963	(I)	23,963

Total expenses	16,105	17,227	24,120		57,452

Income before other income, MI and taxes	57,410	32,813	(27,127)		63,096
Interest and other income	710	8,086	—		8,796
Merger related costs	—	(5,685)	—		(5,685)
Unrealized gain on interest rate hedges	—	34,566	—		34,566

Income before MI and taxes	58,120	69,780	(27,127)		100,773
Minority interest	(18)	(26,266)	4,034	(J)	(22,250)

Income before taxes	58,102	43,514	(23,093)		78,523
Provision for income taxes	—	(9,237)	—		(9,237)

Net income from continuing operations	$58,102	$34,277	$(23,093)		$69,286

Net income from continuing operations per share—basic	$1.81	$0.80		(K)	$1.20

Net income from continuing operations per share—diluted	$1.80	$0.79		(K)	$1.20

Weighted average shares—basic	27,977,558	42,908,310		(L)	51,389,901

Weighted average shares—diluted	28,102,400	43,255,075		(L)	51,514,743

The accompanying notes are an integral part of this financial statement.

RAIT Financial Trust

Unaudited Pro Forma Condensed Consolidated Statement of Income

For the Year ended December 31, 2005

(In 000’s, except share and per share information)

	RAIT Historical (A)	Taberna Historical (B)	Adjustments		Pro Forma Consolidated
Revenue:
Investment interest income	$86,174	$101,720	$17,406	(M)	$205,300
Investment interest expense	(12,933)	(90,847)	(21,415	)(N)	(125,195)
Provision for loan loss	—	(641)	—		(641)
Change in fair value of free standing derivatives	—	10,206	—		10,206
Change in fair value of residential mortgage derivatives	—	1,769	—		1,769

Net interest margin	73,241	22,207	(4,009)		91,439
Rental income	12,164	—	—		12,164
Fee income and other	7,043	1,792	—		8,835

Total revenue	92,448	23,999	(4,009)		112,438
Expenses:
Compensation expense	5,117	7,465	1,111	(O)	13,693
General and administrative	4,212	3,402	—		7,614
Real estate operating expenses	7,151	—	—		7,151
Real estate interest expense	78	—	—		78
Depreciation expense	1,194	—	—		1,194
Amortization of intangible assets	—	—	31,951	(P)	31,951

Total expenses	17,752	10,867	33,062		61,681

Income before other income, MI and taxes	74,696	13,132	(37,071)		50,757
Interest and other income	576	5,308	—		5,884
Loss on sale of unconsolidated real estate interests	(198)	—	—		(198)
Unrealized gain on interest rate hedges	—	19,608	—		19,608

Income before MI and taxes	75,074	38,048	(37,071)		76,051
Minority interest	(33)	(11,392)	5,379	(Q)	(6,046)

Income before taxes	75,041	26,656	(31,692)		70,005
Provision for income taxes	—	(9,803)	—		(9,803)

Net income from continuing operations	$75,041	$16,853	$(31,692)		$60,202

Net income from continuing operations per share—basic	$2.48	$0.50		(R)	$1.01

Net income from continuing operations per share—diluted	$2.46	$0.50		(R)	$1.01

Weighted average shares—basic	26,235,134	33,835,490		(S)	49,647,477

Weighted average shares—diluted	26,419,693	34,003,545		(S)	49,832,036

The accompanying notes are an integral part of this financial statement.

RAIT Financial Trust

Notes to Pro Forma Condensed Consolidated Financial Information

($ in Thousands, except per share data)

(Unaudited)

(A)	Represents the historical consolidated financial statements of RAIT Investment Trust as previously filed as an exhibit in the Current Report on Form 8-K filed on January 3, 2007 for the year ended December 31, 2005 and the nine months ended September 30, 2006. Certain reclassifications were made to these financial statements to conform to the presentation herein.

(B)	Represents the historical consolidated financial statements of Taberna Realty Finance Trust as of September 30, 2006, for the nine-month period ended September 30, 2006 and for the period from April 28, 2005 through December 31, 2005. This information was derived from the historical consolidated financial statements of Taberna included elsewhere in this Current Report on Form 8-K.

The following notes discuss the pro forma adjustments associated with the unaudited pro forma condensed consolidated balance sheet of RAIT Financial Trust as of September 30, 2006.

(C)	The merger was accounted for using the purchase method of accounting in accordance with SFAS No. 141. SFAS No. 141 requires the total purchase price consideration for Taberna to be ascribed to the fair value of the assets acquired and liabilities assumed in the merger.

The merger of RAIT and Taberna was a stock for stock merger set using a fixed exchange ratio. The purchase price for Taberna common shares was set on the date of announcement and no adjustments to that purchase price were made for changes in RAIT’s stock price. An average of RAIT’s stock price for 2 days before and after the announcement of the merger was used for purposes of determining the purchase price for Taberna’s common shares. The total purchase price was derived as follows:

Taberna common shares outstanding as of September 30, 2006	44,350,105
Unvested restricted shares that will continue to vest post-merger	(905,416)

Total Taberna common shares	43,444,689
Fixed exchange ratio	0.5389

RAIT shares to be issued as consideration	23,412,343
Average per share stock price for RAIT shares to be issued in the merger	$26.07

Purchase price for Taberna common shares	$610,360
Estimated fees and expenses related to the merger	12,667

Total purchase price	$623,027

During June and September 2006, Taberna issued 696,833 restricted shares to its employees and trustees. These awards vest quarterly over three or four years and contain a provision that the unvested shares at the date the merger with RAIT is completed will not fully vest. The unvested awards were exchanged into RAIT common shares and will continue to vest based upon the remaining original vesting provisions. Additionally, the Chairman and Chief Executive Officer of Taberna agreed to waive the vesting of any unvested restricted shares held by him as a result of the merger with RAIT. As a result of these facts, only the vested portion of these awards on the merger date were considered part of the merger consideration and the unvested shares totaling 905,416 restricted shares converted into 487,929 RAIT common shares based on the fixed exchange ratio. The vesting of these 487,929 RAIT common shares will be expensed post-merger in RAIT’s financial statements based upon the fair value of these shares on the merger completion date.

The total purchase price was allocated to the fair value of the assets acquired and liabilities assumed from Taberna as follows:

Description	Taberna Historical at September 30, 2006	Estimated Fair Value	Pro Forma Adjustment
Assets acquired:
Investments in securities	$4,775,838	$4,730,721	$(45,117)
Investments in real estate loans and related receivables	4,169,795	4,117,798	(51,997)
Cash and cash equivalents	46,748	46,748	—
Restricted cash	233,954	233,954	—
Warehouse deposits	50,504	50,504	—
Accrued interest receivable	82,592	82,592	—
Prepaids and other assets	32,510	26,020	(6,490)
Deferred costs, net	185,221	—	(185,221)
Goodwill	—	116,200	116,200
Intangible assets	—	132,061	132,061
Liabilities assumed:
Mortgage securitization notes payable	(3,842,928)	(3,817,562)	25,366
Trust preferred obligations	(518,968)	(521,578)	(2,610)
CDO notes payable	(4,174,218)	(4,031,446)	142,772
Other senior debt	(304,432)	(304,432)	—
Accrued interest payable	(57,279)	(57,279)	—
Accounts payable and accrued expenses	(20,051)	(20,051)	—
Dividends payable	(17,293)	(17,293)	—
Due to broker and other liabilities	(48,414)	(32,457)	15,957
Minority interests	(210,442)	(111,473)	98,969

Total	$383,137	$623,027	$239,890

Additionally, prior to the merger, RT Sub issued Series A preferred stock in a private placement. The Series A preferred stock is cumulative, non-voting preferred stock and will have a par value of $0.001 per share. The Series A preferred stock has a liquidation value of $1,000 per share and dividends will accrue at the rate of 12.5% per annum. The Series A preferred stock are redeemable by RT Sub at any time in exchange for the redemption price. The redemption price requires a premium to the liquidation value of the Series A preferred stock if they are redeemed prior to January 1, 2012. The liquidation premium ranges from $200 per share until December 31, 2008 and declines annually to $50 per share to December 31, 2011. RT Sub issued 725 shares of Series A preferred stock in a private placement as follows: 600 shares of Series A preferred stock to RAIT that will eliminate in consolidation and 125 shares of Series A preferred stock to third-party private investors, none of whom is affiliated with RAIT or Taberna.

(D)	Represents the payment of estimated merger related fees and expenses of $12.7 million described above and net of $0.1 million in proceeds from RT Sub’s issuance of 125 shares of Series A preferred stock described above. The estimated merger related fees and expenses include fees paid to investment bankers, legal and accounting costs and other miscellaneous costs.

(E)	Adjustments to shareholders’ equity associated with the removal of Taberna’s historical balances and the issuance of RAIT common shares in the merger. The adjustment was computed as follows:

Purchase price for Taberna common shares	$610,360
Average stock price RAIT shares to be issued in the merger per share	$26.07

Total RAIT shares assumed to be issued	23,412,343

Par value of RAIT shares to be issued	$234
Additional paid in capital for RAIT shares issued	610,126
Removal of historical Taberna equity	(383,137)

Pro forma equity adjustment	$227,223

The pro forma adjustments by financial statement caption were computed as follows:

	Removal of Taberna Historical Amounts	Issuance of RAIT Common Shares	Pro Forma Adjustment
Common shares-par value	$(432)	$234	$(198)
Additional paid in capital	(423,137)	610,126	186,989
Accumulated other comprehensive loss	27,301	—	27,301
Retained earnings	13,131	—	13,131

Total	$(383,137)	$610,360	$227,223

The following notes discuss the pro forma adjustments associated with the unaudited pro forma condensed consolidated statement of income of RAIT Financial Trust for the nine-month period ended September 30, 2006.

(F)	Amortization of fair value adjustments associated with the Taberna’s interest earning assets in accordance with SFAS No. 141. The adjustment is comprised of the following:

	Fair Value Adjustment	Weighted Average Amortization Period (in years)	Pro Forma Amortization Adjustment
Investments in securities	$(60,505)	27.3	$1,912
Investments in real estate loans and related receivables	(51,997)	3.5	11,142

Total	$(112,502)		$13,054

The fair value adjustment reflected for investment in securities is comprised of Taberna’s historical unrealized loss on its available-for-sale securities totaling $15.4 million plus the fair value pro forma adjustment associated with Taberna’s security related receivables totaling $45.1 million. Taberna’s historical unrealized loss on its available-for-sale securities was recorded in its investments in securities and accumulated other comprehensive loss. These fair value adjustments will be amortized to earnings over the remaining life of the underlying securities.

(G)	Amortization of the fair value adjustments associated with Taberna’s fixed rate indebtedness in accordance with SFAS No. 141. The adjustment is comprised of the following:

	Fair value Adjustment	Weighted Average Amortization Period (in years)	Pro Forma Amortization Adjustment
Mortgage securitization notes payable	$(25,366)	3.5	$(5,436)
CDO notes payable	(142,772)	10.0	(10,707)
Trust preferred obligations	2,610	27.3	82

Total	$(165,528)		$(16,061)

The above pro forma amortization adjustment reflects an increase in interest expense as interest rates have risen since the issuance of the aforementioned fixed rate debt instruments.

(H)

To adjust historical compensation expense associated with Taberna’s restricted stock awards that fully vested upon the merger with RAIT, net of additional compensation expense associated with the 487,929 RAIT restricted shares that will continue to vest post merger as more fully described in note B. Compensation expense in the historical financial statements of Taberna was adjusted in the pro forma financial statements to reflect an appropriate amount of compensation expense that will continue after the completion of the merger. The adjustment was computed as follows:

Removal of Taberna’s historical restricted stock amortization, adjusted for historical amortization on awards that will not vest upon merger	$(1,965)
Add: amortization of Taberna’s June 29, 2006 restricted stock awards that will continue after the merger based on fair value at September 30, 2006, the pro forma date of the merger	2,122

Pro forma adjustment	$157

(I)	Represents the amortization expense of the identifiable intangible assets acquired from Taberna as follows:

	Amount	Weighted average amortization period (in years)	Pro Forma amortization adjustment
Structuring relationships	$20,090	5.0	$3,014
Origination network and relationships	38,250	5.0	5,738
CDO management rights and relationships	18,730	10.0	1,405
Non compete and employment agreements	51,751	2.8	13,756
Tradename	2,610	—	—
Other	630	9.5	50

Total	$132,061		$23,963

(J)	Pro forma adjustment necessary to allocate the aforementioned adjustments to minority interests as follows:

Description	Amount of Adjustments associated with Minority Interests	Pro Forma amortization adjustment
(i) Amortization of fair value adjustments associated with investments in securities and real estate loans and related receivables	$1,912	$(797)
(ii) Amortization of fair value adjustments associated with fixed rate indebtedness	(10,625)	4,843
(iii) Dividends associated with Series A Preferred Stock issued by RT Sub as discussed in Note (C)	—	(12)

Total	$(8,713)	$4,034

(K)	Pro forma earnings per share, basic and diluted, were computed as follows:

Description	Earnings Per Share-Basic	Earnings Per Share-Diluted
Net income from continuing operations	$69,286	$69,286
Less dividends attributed to preferred shares	(7,557)	(7,557)

Net income from continuing operations available to common shareholders	$61,729	$61,729
Weighted average shares as discussed in note (L)	51,389,901	51,514,743

Net income from continuing operations per share	$1.20	$1.20

(L)

Represents the weighted average common shares outstanding for RAIT for the nine month period ended September 30, 2006 assuming the merger occurred on January 1, 2006. The 23,412,343 common shares issued as consideration to effectuate the merger with Taberna would be issued and outstanding on January 1, 2006 for basic and diluted earnings per share purposes. The Taberna restricted shares that will not fully vest upon merger completion, as discussed in note B are, based on the treasury stock method, antidilutive for the nine month period ended September 30, 2006 and would not be included in diluted earnings per share.

The following notes discuss the pro forma adjustments associated with the unaudited pro forma condensed consolidated statement of income of RAIT Financial Trust for the year-ended December 31, 2005. Taberna began operations on April 28, 2005. These pro forma adjustments do not reflect adjustments to annualize Taberna’s operations for the period from April 28, 2005 through December 31, 2005 for a full year period.

(M)	Amortization of fair value adjustments associated with the Taberna’s interest earning assets in accordance with SFAS No. 141. The adjustment is comprised of the following:

	Fair value Adjustment	Weighted average amortization period (in years)	Pro Forma amortization adjustment
Investments in securities	$(60,505)	27.3	$2,549
Investments in real estate loans and related receivables	(51,997)	3.5	14,857

Total	$(112,502)		$17,406

The fair value adjustment reflected for investment in securities is comprised of Taberna’s historical unrealized loss on its available-for-sale securities totaling $15.4 million plus the fair value pro forma adjustment associated with Taberna’s security related receivables totaling $45.1 million. Taberna’s historical unrealized loss on its available-for-sale securities was recorded in its investments in securities and accumulated other comprehensive loss. These fair value adjustments will be amortized to earnings over the remaining life of the underlying securities.

(N)	Amortization of the fair value adjustments associated with Taberna’s fixed rate indebtedness in accordance with SFAS No. 141. The adjustment is comprised of the following:

	Fair value Adjustment	Weighted average amortization period (in years)	Pro Forma amortization adjustment
Mortgage securitization notes payable	$(25,366)	3.5	$(7,247)
CDO notes payable	(142,772)	10.0	(14,278)
Trust preferred obligations	2,610	27.3	110

Total	$(165,528)		$(21,415)

The above pro forma amortization adjustment reflects an increase in interest expense as interest rates have risen since the issuance of the aforementioned fixed rate debt instruments.

(O)	To adjust historical compensation expense associated with Taberna’s restricted stock awards that will fully vest upon the merger with RAIT, net of additional compensation expense associated with the 487,929 RAIT restricted shares that will continue to vest post merger as more fully described in note B. Compensation expense in the historical financial statements of Taberna was adjusted in the pro forma financial statements to reflect an appropriate amount of compensation expense that will continue after the completion of the merger. The adjustment was computed:

Removal of Taberna’s historical restricted stock amortization, adjusted for historical amortization on awards that will not vest upon merger	$(1,719)
Add: amortization of Taberna’s June 29, 2006 restricted stock awards that will continue after the merger based on fair value at September 30, 2006, the pro forma date of the merger	2,830

Pro forma adjustment	$1,111

(P)	Represents the amortization expense of the identifiable intangible assets acquired from Taberna as follows:

	Amount	Weighted average amortization period (in years)	Pro Forma amortization adjustment
Structuring relationships	$20,090	5.0	$4,018
Origination network and relationships	38,250	5.0	7,650
CDO management rights and relationships	18,730	10.0	1,873
Non compete and employment agreements	51,751	2.8	18,344
Tradename	2,610	—	—
Other	630	9.5	66

Total	$132,061		$31,951

(Q)	Pro forma adjustment necessary to allocate the aforementioned adjustments to minority interests as follows:

Description	Amount of Adjustments associated with Minority Interests	Pro Forma amortization adjustment
(i) Amortization of fair value adjustments associated with investments in securities and real estate loans and related receivables	$2,549	$(1,063)
(ii) Amortization of fair value adjustments associated with fixed rate indebtedness	(14,167)	6,458
(iii) Dividends associated with Series A Preferred Stock issued by RT Sub as discussed in Note (C)	—	(16)

Total	$(11,618)	$5,379

(R)	Pro forma earnings per shares, basic and diluted, was computed as follows:

Description	Earnings Per Share-Basic	Earnings Per Share-Diluted
Net income from continuing operations	$60,202	$60,202
Less dividends attributed to preferred shares	(10,076)	(10,076)

Net income from continuing operations available to common shareholders	$50,126	$50,126
Weighted average shares as discussed in note (S)	49,647,477	49,832,036

Net income from continuing operations per share	$1.01	$1.01

(S)	Represents the weighted average common shares outstanding for RAIT for the year ended December 31, 2005 assuming the merger occurred on January 1, 2005. The 23,412,343 common shares issued as consideration to effectuate the merger with Taberna would be issued and outstanding on January 1, 2005 for basic and diluted earnings per share purposes. The unvested Taberna restricted shares that will not fully vest on the merger completion date, as discussed in note B, are antidilutive, based on the treasury stock method, for the year ended December 31, 2005, and would not be included in diluted earnings per share.